UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

Penwest Pharmaceuticals Co.

(Name of Registrant as Specified in Its Charter)

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 Penwest Pharmaceuticals Co.

39 Old Ridgebury Road, Suite 11

Danbury, Connecticut 06810-5120

April 26, 2004

Dear Shareholders:

      You are cordially invited to attend the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co. to be held on June 2, 2004 at 11:00 a.m. at 39 Old Ridgebury Road, Danbury, Connecticut 06810.

      In addition to the items set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, we will report on our current activities and will provide an opportunity to discuss matters of interest to you as a shareholder.

      We sincerely hope you will be able to attend our Annual Meeting. However, whether or not you plan to attend, please sign, date and promptly return the enclosed proxy to ensure that your shares are represented. Alternatively, you may also vote your shares over the Internet or by telephone. Please refer to the enclosed proxy for instructions. If you so desire, you may withdraw your proxy and vote in person at our Annual Meeting.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Penwest.

Very truly yours,

TOD R. HAMACHEK
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES
Equity Compensation Plan Information
PROPOSAL 2 -- AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION
PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
COMMUNICATING WITH THE DIRECTORS
SOLICITATION OF PROXIES
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS

PENWEST PHARMACEUTICALS CO.

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut 06810-5120

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 2, 2004

To the Shareholders:

      Notice is hereby given that the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co., a Washington corporation (the “Company”), will be held at 39 Old Ridgebury Road, Danbury, Connecticut 06810, on June 2, 2004 at 11:00 a.m., for the following purposes:

1.	To elect two Class I directors for the ensuing three years;

2.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of authorized shares of the Company’s Common Stock to 60,000,000;

3.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the current fiscal year; and

4.	To transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.

      The Board of Directors has no knowledge of any other business to be transacted at the meeting.

      A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2003, which contains financial statements and other information of interest to shareholders, accompanies this notice and the enclosed proxy statement.

      Only shareholders of record at the close of business on April 15, 2004 are entitled to notice of, and to vote at, the meeting and at any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

JENNIFER L. GOOD
Corporate Secretary

Danbury, Connecticut
April 26, 2004

IMPORTANT

     Whether or not you plan to attend the meeting, please sign, date and return promptly the enclosed proxy in the enclosed envelope, which requires no postage if mailed in the United States. Alternatively, please vote over the Internet or by telephone by following the instructions on the enclosed proxy. Promptly signing, dating and returning the proxy or otherwise voting your shares will save the Company the additional expense of further solicitation.

PENWEST PHARMACEUTICALS CO.

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut 06810-5120

PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Penwest Pharmaceuticals Co., a Washington corporation (“Penwest” or the “Company”), to be voted at the 2004 Annual Meeting of Shareholders of the Company to be held at 11:00 a.m. on June 2, 2004, at the Company’s principal executive offices at 39 Old Ridgebury Road, Danbury, Connecticut 06810, and at any adjournment or postponement thereof.

      The Notice of the Meeting, this Proxy Statement, the enclosed proxy and the Company’s 2003 Annual Report to Shareholders, which contains the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission, without exhibits, are being mailed to shareholders on or about April 26, 2004. Exhibits to the Company’s Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Please address all such requests to the Company, Attention of Jennifer L. Good, Chief Financial Officer, 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810-5120.

Voting Securities and Votes Required

      On April 15, 2004, the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of 18,514,648 shares of Common Stock of the Company, $.001 par value per share (the “Common Stock”). Holders of Common Stock are entitled to one vote per share.

      The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business at the meeting. Shares of Common Stock present in person or represented by proxies received by the Company will be counted for purposes of establishing a quorum at the meeting, regardless of how or whether such shares of Common Stock are voted.

      The two director candidates elected will be those receiving the largest number of votes cast by shareholders entitled to vote in the election. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required to approve the proposed amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). The votes cast by the shareholders entitled to vote favoring the action must exceed the votes cast by the shareholders entitled to vote opposing the action for the ratification of the appointment of the Company’s independent auditors.

      Shares will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter, if the holder of the shares either withholds the authority to vote for a particular director nominee or nominees or abstains from voting on a particular matter or if the shares are held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”). Accordingly, withheld shares, abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of the Company’s independent auditors, and will have same effect as a vote against the proposed amendment to the Company’s Articles of Incorporation.

      Shareholders may vote by any one of the following means:

•	By mail;

•	By telephone (toll free);

•	Over the Internet; or

•	In person, at the meeting.

      To vote by mail, please sign, date and complete the enclosed proxy and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy. If you hold your shares through a bank, broker or other nominee, it will give you separate instructions for voting your shares.

      All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the meeting. Attendance at the meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the meeting that the shareholder intends to revoke the proxy and vote in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, as of January 31, 2004, regarding the beneficial ownership of the Company’s Common Stock (i) by any person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (ii) by each director, (iii) by each of the Company’s executive officers named in the Summary Compensation Table below and (iv) by all of the directors and executive officers of the Company as a group.

	Number of Shares of
	Common Stock		Percent of
Name and Address for Beneficial Owners	Beneficially Owned(1)		Class(2)

5% Shareholders:
G. Randall Hecht	1,434,650	(3)	7.8%
388 Market Street Suite 200 San Francisco, California 94111

Tod R. Hamachek	1,130,149	(4)	5.9%
39 Old Ridgebury Road, Suite 11 Danbury, Connecticut 06810-5120

Barclays Global Investors NA	932,370	(5)	5.1%
45 Fremont St. 17th Floor San Francisco, California 94105

Other Directors:
Paul E. Freiman	72,626	(6)	*
Jere E. Goyan	70,532	(7)	*
Rolf H. Henel	51,083	(8)	*
Robert J. Hennessey	69,757	(9)	*
John N. Staniforth	80,307	(10)	*
Anne M. VanLent	78,254	(11)	*

Other Named Executive Officers:
Anand R. Baichwal	193,597	(12)	1.0%
Ferdinand Banti	25,000	(13)	*
Jennifer L. Good	229,114	(14)	1.2%
Thomas R. Sciascia	77,750	(15)	*
All directors and executive officers as a group (11 persons)	2,078,169	(16)	10.4%

*	Represents less than 1%.

(1)	The number of shares beneficially owned by each person or entity is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual or group has sole or shared voting power or investment power and also any shares that an individual or group has the right to acquire within 60 days after January 31, 2004 through the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or group named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity.

(2)	Percentage ownership calculations are based on 18,433,148 shares of Common Stock outstanding as of January 31, 2004. Any shares that may be acquired by a person or entity upon the exercise of stock options within 60 days of January 31, 2004 are deemed to be outstanding for the purpose of calculating the percentage of the outstanding Common Stock owned by such person or entity. These shares, however, are not considered outstanding when computing the percentage ownership of any other person or entity.

(3)	G. Randall Hecht is the control person of RS Investment Management Co. LLC and RS Investment Management L.P. RS Investment Management Co. LLC and RS Investment Management L.P. are the parent company and managing member, respectively, of registered investment advisers whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from, the sale of the stock managed by RS Investment Management Co. LLC. The foregoing information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Mr. Hecht, RS Investment Management Co. LLC and RS Investment Management L.P. on February 19, 2004.

(4)	Includes 674,251 shares subject to outstanding stock options held by Mr. Hamachek, which are exercisable within the 60-day period following January 31, 2004.

(5)	Consists of shares held in trust accounts for the economic benefit of the beneficiaries of those accounts. The foregoing information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 18, 2004 by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd, Barclays Global Investors Japan Trust And Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank Plc, Barclays Capital Securities Limited, Barclays Capital Inc, Barclays Private Bank & Trust (Isle Of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA and Barclays Private Bank Limited.

(6)	Includes 56,187 shares subject to outstanding stock options held by Mr. Freiman, which are exercisable within the 60-day period following January 31, 2004.

(7)	Includes 53,032 shares subject to outstanding stock options held by Dr. Goyan, which are exercisable within the 60-day period following January 31, 2004.

(8)	Includes 37,333 shares subject to outstanding stock options held by Mr. Henel, which are exercisable within the 60-day period following January 31, 2004.

(9)	Includes 52,257 shares subject to outstanding stock options held by Mr. Hennessey, which are exercisable within the 60-day period following January 31, 2004.

(10)	Includes 58,186 shares subject to outstanding stock options held by Dr. Staniforth, which are exercisable within the 60-day period following January 31, 2004.

(11)	Includes 60,754 shares subject to outstanding stock options held by Ms. VanLent, which are exercisable within the 60-day period following January 31, 2004.

(12)	Consists of 193,597 shares subject to outstanding stock options held by Dr. Baichwal, which are exercisable within the 60-day period following January 31, 2004.

(13)	Consists of 25,000 shares subject to outstanding stock options held by Mr. Banti, which are exercisable within the 60-day period following January 31, 2004.

(14)	Includes 226,164 shares subject to outstanding stock options held by Ms. Good, which are exercisable within the 60-day period following January 31, 2004.

(15)	Consists of 77,750 shares subject to outstanding stock options held by Dr. Sciascia, which are exercisable within the 60-day period following January 31, 2004.

(16)	Includes 1,514,511 shares subject to outstanding options, which are exercisable within the 60-day period following January 31, 2004.

PROPOSAL 1 — ELECTION OF DIRECTORS

Board of Directors

      The Company has a classified Board of Directors consisting of two Class I Directors, two Class II Directors and three Class III Directors. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed those whose terms are expiring. Two Class I Directors will be elected at the meeting for a three-year term expiring at the 2007 Annual Meeting. The term for the Class II Directors will expire at the 2005 Annual Meeting, and the term for the Class III Directors will expire at the 2006 Annual Meeting. Tod R. Hamachek serves as the Chairman of the Board, and Paul E. Freiman serves as the Board’s lead director.

      The Board, upon the recommendation of the Nominating and Governance Committee, has nominated Paul E. Freiman and Rolf H. Henel for election as Class I Directors. The persons named in the enclosed proxy will vote to elect, as Class I Directors, Messrs. Freiman and Henel, the director nominees named below, unless the proxy is marked otherwise. Messrs. Freiman and Henel are currently directors of the Company.

      Each Class I Director will be elected to hold office until the annual meeting of shareholders to be held in 2007 and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve if elected. The Board of Directors recommends the election of Paul E. Freiman and Rolf H. Henel as Class I Directors of the Company.

      Set forth below are the name and age of each member of the Board of Directors, including those who are nominees for election as Class I Directors and those whose term of office will continue beyond the date of the meeting. In addition, listed below are the position and offices held by each member, his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies in which he or she serves as a director and the year of the commencement of his or her term as a director of the Company.

Nominees for Election (Class I Directors)

      Paul E. Freiman, 69, has served as a director of the Company since October 1997. Mr. Freiman has served as the Chief Executive Officer and President of Neurobiological Technologies, Inc., a biotechnology company, since May 1997. Mr. Freiman served as Chairman and Chief Executive Officer of Syntex Corporation, a pharmaceutical company, from 1990 to 1995. Mr. Freiman is also a director of Calypte Biomedical Corporation, a developer of in vitro testing solutions, and Otsuka America Pharmaceuticals Inc., a pharmaceutical company. Mr. Freiman has been chairman of the Pharmaceutical Manufacturers Association of America and has chaired a number of its key committees. He is a graduate of Fordham University with a B.S. in Pharmacy and holds an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

      Rolf H. Henel, 66, has served as a director of the Company since October 1997. Mr. Henel has served as a consultant to the health care industry as a partner of Naimark & Associates P.C. since September 1994. From 1996 to 1997, Mr. Henel was a director and Chief Operating Officer of Immunomedics, Inc., a biopharmaceutical company. From 1978 to 1993, Mr. Henel served in a variety of positions at American Cyanamid Co., a pharmaceutical company, most recently as President of Cyanamid International — Lederle Division, as well as Vice Chairman of Lederle’s Medical Research Planning Committee. He is a director and chairman of the Audit Committee of SciClone Pharmaceuticals, a biopharmaceutical company, and is a director of Draxis Health, Inc., a specialty pharmaceutical company. Mr. Henel holds an M.B.A. from New York University and a B.A. from Yale University.

Class II Directors (Term Expires 2005)

      Dr. Jere E. Goyan, 74, has served as a director of the Company since October 1997. Dr. Goyan has served as President of Goyan and Hart Associates since January 1999. Dr. Goyan served as President and Chief Operating Officer of Alteon, Inc., a pharmaceutical company, from 1993 to 1998. From 1979 to 1981, Dr. Goyan served as Commissioner of the Food and Drug Administration. Dr. Goyan is currently Dean Emeritus and Professor Emeritus of the School of Pharmacy, University of California, San Francisco, where he was Dean from 1967 to 1992 and a Professor from 1956 to 1992. Dr. Goyan is a member of numerous associations and served as President of the American Association of Colleges of Pharmacy in 1978 and of the American Association of Pharmaceutical Scientists in 1990. He has received meritorious awards, including awards from the University of California, San Francisco, the American Pharmaceutical Association and the Department of Health and Human Services. Dr. Goyan is the Chairman of the Board of SciClone Pharmaceuticals, a biopharmaceutical firm. Dr. Goyan obtained a Bachelor of Science degree from the School of Pharmacy, University of California, San Francisco and a PhD. in Pharmaceutical Chemistry from the University of California, Berkeley.

      Anne M. VanLent, 56, has served as a director of the Company since December 1998. Ms. VanLent has served as Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc. a specialty pharmaceutical company in the field of dermatology, since May 2002. Prior to joining Barrier, Ms. VanLent served as a principal of The Technology Compass Group, LLC, a healthcare/technology consulting firm, since she founded it in October 2001. From mid-1997 through October 2001, Ms. VanLent served as Executive Vice President, Portfolio Management of Sarnoff Corporation, a privately-held research and development company which creates and commercializes electronic, biomedical and information technologies. Her last position with Sarnoff was Executive Vice President, Portfolio Management, overseeing creation of spin-off companies, and patent and licensing activities. Ms. VanLent served as President of AMV Associates, an emerging growth healthcare consulting firm, from March 1994 through August 1997, and as Senior Vice President and Chief Financial Officer of The Liposome Company, Inc., a biotechnology company, from 1985 through 1993. She served on the Board of Directors of i-STAT Corporation, a public company that engaged in the development and commercialization of point of care diagnostics, until its sale to Abbott Laboratories in February 2004. Ms. VanLent received a B.A. in Physics from Mount Holyoke College.

Class III Directors (Term Expires 2006)

      Tod R. Hamachek, 58, has served as Chairman of the Board and Chief Executive Officer of the Company since October 1997. Prior to that, he served as President and Chief Executive Officer of Penford Corporation, the Company’s former parent, from 1985 through August 1998, and as a director of Penford Corporation from 1983 through August 1998. He is also a director and chairs the Strategic Planning Committee of Northwest Natural, a natural gas distribution company. Mr. Hamachek holds an M.B.A. from the Harvard Business School and a B.A. from Williams College.

      Robert J. Hennessey, 62, has served as a director of the Company since October 1997. Mr. Hennessey served as President and Chief Executive Officer of Genome Therapeutics Corporation, a biotechnology company, from March 1993 until his retirement in November 2000, and served as its Chairman of the Board until March 2003. Prior to joining Genome Therapeutics Corporation, Mr. Hennessey was an independent consultant of Hennessey & Associates, Ltd., a strategic consulting firm to biotechnology and healthcare companies. Prior to that, Mr. Hennessey was Senior Vice President of Corporate Development for Sterling Drug, Inc. and also served in various executive assignments at Merck & Co., Inc., SmithKline Beecham PLC and Abbott Laboratories, each a pharmaceutical company. Mr. Hennessey is a director of Oscient Pharmaceuticals Corporation, a specialty pharmaceutical company, and Repligen, Inc., a biotechnology company. Mr. Hennessey holds an M.A. in Political Science and an A.B. in Liberal Arts from the University of Connecticut.

      Dr. John N. Staniforth, 50, has served as a director of the Company since December 1998. Dr. Staniforth has served as the Chief Scientific Officer of Vectura, Limited, a biosciences company in the United Kingdom, since September 1999. Dr. Staniforth is an Honorary Professor of the University of Bath in Bath, England. Prior to joining Vectura, Dr. Staniforth was Professor of Pharmaceutics Technology at the University of Bath from 1980 to 1999. Dr. Staniforth serves as scientific advisor to a number of international pharmaceutical companies and has extensive teaching and research experience, chiefly at the University of Bath, Department of Pharmacy, at Rutgers University and Cornell University in the United States, and at Monash University in Australia. His research into powder mixing technology has been widely published, and Dr. Staniforth is the recipient of numerous scientific awards, including the Churchill Fellowship, the Pfizer Medal for Pharmaceutical Research and the Special Upjohn Award for research in the field of microwave and radio-frequency drying, and has been elected Fellow of the American Association of Pharmaceutical Sciences. Dr. Staniforth is also the recipient of the 2003 AstraZeneca Industrial Achievement Award. Dr. Staniforth has served as a consultant to the Company since its inception and is the co-inventor of the Company’s TIMERx® technology.

Board Independence

      Under Nasdaq rules that become applicable to the Company on the date of the meeting, a director of the Company will only qualify as an “independent director” if, in the opinion of the Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that none of Paul E. Freiman, Jere E. Goyan, Rolf H. Henel, Robert J. Hennessey and Anne M. VanLent has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules.

Director Candidates

      The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of the Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Nominating and Governance Committee and the Board.

      In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Governance Committee will apply the criteria set forth in the Company’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of the Company’s business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. In addition, nominees should normally be able to serve for at least a minimum of one full term before reaching the age of 70. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

      Shareholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Company’s Common Stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee, c/o Corporate Secretary, Penwest Pharmaceuticals Co., 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810-5120. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in the Company’s proxy card for the next annual meeting.

      Shareholders also have the right under the Company’s bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Governance Committee or the Board, by following the procedures set forth under “Shareholder Proposals for 2005 Annual Meeting” below. Candidates nominated by shareholders in accordance with the procedures set forth in the bylaws will not be included in the Company’s proxy card for the next annual meeting.

Director Compensation

      Non-employee directors received reimbursement for all reasonable expenses incurred in attending meetings of the Board of Directors and committees of the Board, and received the following Board fees during the last fiscal year:

Annual retainer for the lead director	$14,500
Annual retainer as a director	$7,500
Fee for each Board meeting attended	$1,500

      Additionally, non-employee directors that served on the committees of the Board were compensated during the last fiscal year as follows:

Annual retainer for a committee chair	$7,500
Annual retainer for a committee member	$2,500

      Each director may elect to receive the above fees in the form of stock options under the Company’s 1997 Equity Incentive Plan. These options, if elected, will be granted as of the date such fees are earned to purchase the number of shares of Common Stock determined by dividing the amount of the fees earned by 25% of the fair market value of one share of Common Stock on the grant date. The exercise price of such options will equal 75% of the fair market value of one share of Common Stock on the grant date and will be immediately exercisable. In 2003, the Company granted options to purchase an aggregate of 17,934 shares of Common Stock at a weighted average exercise price of $11.92 pursuant to directors’ elections.

      The Company has adopted a program for the grant to non-employee directors of options under the 1997 Equity Incentive Plan. Under this program, non-employee directors are granted annual options under the 1997 Equity Incentive Plan to purchase 7,000 shares of Common Stock on the first business day of each calendar year. All such options vest on the first anniversary of the date of grant. However, the exercisability of these options will be accelerated upon the occurrence of a change in control of the Company. The exercise price of all such options granted will equal the fair market value of one share of Common Stock on the grant date. Under the non-employee director stock option program, on January 2, 2003, each non-employee director was granted a stock option to purchase 7,000 shares of Common Stock at an exercise price of $10.65 per share, and on January 2, 2004, each non-employee director was granted a stock option to purchase 7,000 shares of Common Stock at an exercise price of $17.72 per share.

      In addition, upon the date of the initial election of any non-employee director and generally every four years thereafter, each non-employee director will be granted 10,000 shares of restricted Common Stock under the 1997 Equity Incentive Plan. These shares vest in four equal annual installments commencing upon the first anniversary of the date of grant. Under this program, on February 19, 2003 all non-employee directors were granted 10,000 shares of restricted Common Stock under the 1997 Equity Incentive Plan. The fair market value on the date of grant was $10.05 per share.

Committees of the Board

      The Board of Directors has established four standing committees — Audit, Compensation, Nominating and Governance, and Executive. Each of the Audit, Compensation, and Nominating and Governance Committees operate under a charter that has been approved by the Board. Current copies of each committee’s charter are posted on the Corporate Governance section of the Company’s website, www.penwest.com. In addition, a copy of the Audit Committee charter, as in effect on the date of this proxy statement, is attached as Exhibit A.

      The Board has determined that all of the members of the Audit, Compensation, and Nominating and Governance Committees are independent as defined under the new rules of the Nasdaq Stock Market that become applicable to the Company on the date of the Annual Meeting, including, in the case of all members of the Audit Committee, the additional independence requirements of Rule 10A-3 under the Exchange Act.

      During 2003, the Board met five times. All directors attended 75% or more of the formal Board meetings and meetings of committees on which they served. Prior to February 11, 2004, the Company did not have a nominating committee or a committee serving a similar function, and nominations were made by and through the full Board. The Company’s corporate governance guidelines provide that directors are expected to attend the annual meeting of shareholders. All directors attended the 2003 annual meeting of shareholders.

Audit Committee

      The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	monitoring the Company’s internal control over financial reporting, and disclosure controls and procedures;

•	reviewing and approving any related party transactions;

•	serving as the Qualified Legal Compliance Committee, the purpose of which is to receive, review, investigate and respond to reports from attorneys reporting evidence of material violations;

•	discussing the Company’s risk management policies;

•	establishing policies regarding hiring employees from the independent auditors, and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s independent auditors and management; and

•	preparing the Audit Committee report required by SEC rules included on page 18 of this proxy statement.

      The members of the Audit Committee are Mr. Henel, Mr. Freiman and Ms. VanLent. The Board of Directors has determined that Ms. VanLent, the Chair of the Audit Committee, is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee met six times during 2003.

Compensation Committee

      The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers;

•	determining the compensation of the Chief Executive Officer and other executive officers;

•	overseeing an evaluation of the Company’s senior executives;

•	overseeing and administering the Company’s cash and equity incentive plans;

•	reviewing and making recommendations to the Board with respect to director compensation;

•	periodically reviewing and making recommendations to the Board of Directors relating to management succession planning; and

•	preparing the Compensation Committee Report required by SEC rules beginning on page 13 of this proxy statement.

      The members of the Compensation Committee are Mr. Hennessey, the Chair, and Mr. Freiman. The Compensation Committee met two times during 2003.

Nominating and Governance Committee

      The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•	developing and recommending to the Board corporate governance principles; and

•	overseeing an annual self-evaluation of the Board to determine if it is functioning effectively.

      The members of the Nominating and Governance Committee are Mr. Freiman, the Chair, Mr. Hennessey and Ms. VanLent. The Nominating and Governance Committee was formed on February 11, 2004 and, therefore, did not meet during 2003.

Executive Committee

      The Executive Committee consists of Messrs. Freiman, Hamachek and Hennessey. The Executive Committee exercises all powers and authority of the Board of Directors with certain exceptions as provided under Washington law. The Executive Committee met once during 2003 in connection with the financing the Company conducted in August 2003.

Executive Compensation

Summary Compensation Table

      The following table sets forth the total compensation paid by the Company during fiscal years 2003, 2002 and 2001 to the Chief Executive Officer of the Company and to the Company’s executive officers. These executive officers are referred to as the Named Executive Officers.

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
					Awards

		Annual Compensation			Securities
					Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Options(#)	Compensation

Tod R. Hamachek	2003	$380,000		$120,000	90,000	$21,921	(1)
Chairman of the Board and Chief	2002	380,000		100,000	—	24,030	(1)
Executive Officer	2001	355,000		90,000	75,000	24,339	(1)
Thomas R. Sciascia, M.D.	2003	232,000		54,375	36,000	8,617	(2)
Vice President, Clinical Operations,	2002	220,500		20,672	25,000	8,223	(2)
and Chief Medical Officer	2001	160,968	(3)	38,325	75,000	4,725	(2)
Jennifer L. Good	2003	213,000		71,888	50,000	7,534	(2)
Senior Vice President, Finance, and	2002	195,000		40,219	32,000	6,984	(2)
Chief Financial Officer	2001	180,000		45,000	32,000	7,875	(2)
Anand R. Baichwal, Ph.D.	2003	182,300		—	20,000	32,141	(4)
Senior Vice President, Research and	2002	177,000		19,913	20,000	34,697	(4)
New Technology Development, and	2001	168,500		36,902	20,000	35,679	(4)
Chief Scientific Officer
Ferdinand Banti	2003	176,658	(5)	26,250	100,000	4,731	(2)
Vice President, Corporate Development

(1)	Consists of:

•	$15,344, $16,530 and $16,839, respectively, in premiums paid on behalf of the Chief Executive Officer for supplemental life and disability insurance plans for 2003, 2002 and 2001; and

•	$6,577, $7,500 and 7,500, respectively, in matching contributions under the Penwest Pharmaceuticals Co. Savings Plan for 2003, 2002 and 2001.

(2)	Consists of matching contributions under the Penwest Pharmaceuticals Co. Savings Plan.

(3)	Dr. Sciascia commenced employment with the Company on March 5, 2001 at an annual salary of $210,000.

(4)	Consists of:

•	$23,141, $27,363 and 27,804, respectively, paid to Dr. Baichwal under a royalty agreement with the Company for 2003, 2002 and 2001 (see “Certain Relationships and Related Transactions”); and

•	$9,000, $7,334 and $7,875 respectively, in matching contributions under the Penwest Pharmaceuticals Co. Savings Plan for 2003, 2002 and 2001.

(5)	Mr. Banti commenced employment with the Company on January 20, 2003 at an annual salary of $200,000.

Option Grants in Last Fiscal Year

      The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers during the year ended December 31, 2003:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants

		Percent of			Potential Realizable Value
	Number of	Total Options			at Assumed Annual Rates
	Securities	Granted to			of Stock Price Appreciation
	Underlying	Employees in	Exercise or		for Option Term(4)
	Options	Fiscal Year	Base Price	Expiration
Name	Granted(#)(1)	(%)(2)	($/Sh)(3)	Date	5%($)	10%($)

Tod R. Hamachek	90,000	18.8%	$9.90	2/20/2013	$560,345	$1,420,025
Thomas R. Sciascia	36,000	7.5%	9.90	2/20/2013	224,138	568,010
Jennifer L. Good	50,000	10.4%	9.90	2/20/2013	311,303	788,903
Anand R. Baichwal	20,000	4.2%	9.90	2/20/2013	124,521	315,561
Ferdinand Banti	100,000	20.9%	10.14	1/22/2013	637,385	1,615,258

(1)	Each option vests in four equal annual installments commencing on the first anniversary of the date of grant.

(2)	Calculated based on options to purchase an aggregate of 479,577 shares of common stock granted under the 1997 Equity Incentive Plan to employees during the fiscal year ended December 31, 2003.

(3)	The exercise price is equal to the average of the high and low prices of the Company’s Common Stock as reported by the Nasdaq National Market on the date of grant.

(4)	Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate or projection of future stock prices. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock through the date on which the stock options are exercised.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

      The following table sets forth certain information concerning each exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 2003, and the number and value of unexercised stock options to purchase shares of Common Stock of Penwest held by each of the Named Executive Officers as of December 31, 2003.

AGGREGATED OPTION EXERCISES IN 2003 AND FISCAL YEAR-END OPTION VALUES

			Number of Securities	Value of
			Underlying	Exercisable/Unexercised
			Unexercised Options	In-the-Money Options at
	Shares Acquired	Value	at Fiscal Year-End(#)	Fiscal Year-End($)(2)
Name	on Exercise(#)	Realized($)(1)	Exercisable/Unexercisable	Exercisable/Unexercisable

Tod R. Hamachek	—	$—	633,001/127,500	$6,823,125/$862,200
Thomas R. Sciascia	—	—	43,750/ 92,250	160,500/ 426,180
Jennifer L. Good	14,938	211,511	192,164/ 95,500	1,770,160/ 478,395
Anand R. Baichwal	16,172	254,028	174,847/ 48,750	1,676,073/ 217,388
Ferdinand Banti	—	—	—/100,000	—/ 714,500

(1)	Value realized of options is calculated by subtracting the exercise price of such options from the fair market value of the Company’s Common Stock as of the date of exercise.

(2)	Value of unexercised options at fiscal year-end is calculated by subtracting the exercise price of such options from the fair market value of the Company’s Common Stock as of December 31, 2003, which was $17.28 per share.

Report of the Compensation Committee on Executive Compensation

      The Company maintains the philosophy that compensation of its executive officers should be directly and materially linked to the long-term results shareholders receive, including a balanced combination of targets requiring the achievement of short-term operating goals and longer-term strategic objectives.

      The executive compensation program consists of base salary, an incentive compensation program based on predetermined objectives and stock–based incentive programs.

      Base Salary. The Compensation Committee uses outside consultants and information contained in third party surveys, such as the Radford Biotechnology Compensation Survey, to identify competitive salary grades and ranges. The Compensation Committee directs the outside firm to consider similar sized companies (based on market capitalization and revenue size), geographic factors, similar market-related companies and growth profiles of other companies. These competitive standards are reviewed periodically and are targeted towards the 50th percentile of the companies surveyed. In addition, an executive officer’s performance and potential, as well as changes in duties and responsibilities, are factors that may be considered in adjusting base salaries.

      Incentive Compensation. This program provides for an annual cash payout dependent on achieving predetermined financial goals as well as certain qualitative objectives. The Compensation Committee believes strongly that a balanced combination of targets requiring the achievement of short-term operating goals and longer-term strategic objectives translates directly into increasing the long-term value of the Company’s stock. Individual incentive compensation target awards are determined by salary grade and are subject to an adjustment based on individual performance. The highest individual target payout is 40% of an individual’s base salary, and the lowest individual target payout is 25%. Payouts can exceed targets when quantitative and qualitative targets are exceeded. For 2003, executive payouts were paid based on the achievement of 75% of the Company’s predetermined objectives which primarily related to advancing the Company’s product pipeline as well as managing within the approved budget for the year.

      Stock Based Incentive Programs. The Compensation Committee strongly encourages all executive officers of Penwest to build a significant ownership position, over time, in the Company’s Common Stock. All stock options granted to executive officers have been granted at market prices. Options under the stock-based incentive programs offered by the Company consist of non-qualified stock options that vest over four years, and are granted at levels deemed competitive in the marketplace. In granting stock options, the Compensation Committee relies on outside consultants and surveys, such as the Radford Survey, to determine competitive levels and considers an individual’s performance for the year.

      CEO Compensation. As discussed above, the Company’s executive cash compensation program includes a base salary and performance-based incentive compensation and stock-based incentive programs. Mr. Hamachek participates in the same incentive compensation programs applicable to other Named Executive Officers. The Compensation Committee’s objective is to correlate Mr. Hamachek’s remuneration with the Company’s performance and the achievement of predetermined goals. Mr. Hamachek’s base salary is reviewed annually in an effort to maintain market competitiveness and, based on such review did not change from 2002 to 2003. Mr. Hamachek’s bonus was paid in February 2004 for fiscal 2003 performance goal results. If the Company had achieved 100% of its stated bonus goals then Mr. Hamachek would have been paid a full 40% of his base salary; however, the Compensation Committee determined that the Company had achieved 75% of the target and, as a result, Mr. Hamachek’s bonus approximated 32% of his base salary. These factors primarily related to advancing the Company’s product pipeline as well as managing within the approved budget for the year. Mr. Hamachek was granted stock options to purchase 90,000 shares of Common Stock in fiscal 2003. In addition, the Company offers a Supplemental Benefit Plan including a supplemental retirement plan, deferred compensation plan, and survivor benefit life and disability plan to the Company’s Chief Executive Officer. This Supplement Benefit Plan is designed to be competitive with other plans for comparably sized companies.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the long-term incentive compensation granted to Penwest executive officers in a manner that is intended to avoid disallowance of deductions under Section 162(m). Nevertheless, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes that such payments are appropriate, and in the best interests of Penwest and its shareholders, after taking into consideration changing business conditions and the performance of its employees.

By the Compensation Committee of the Board of Directors of Penwest Pharmaceuticals Co.

Robert J. Hennessey, Chair
Paul E. Freiman

Code of Ethics

      The Company has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of Penwest, including its principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Business Conduct and Ethics is posted on the Company’s website, www.penwest.com and is available without charge upon request to Corporate Secretary, Penwest Pharmaceuticals Co., 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810, telephone (877) 736-9378.

      Information regarding any amendments to, or waivers from, the Code of Business Ethics will be posted on the Company’s website, www.penwest.com.

Compensation Committee Interlocks and Insider Participation

      The current members of the Company’s Compensation Committee are Messrs. Hennessey and Freiman. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

Certain Relationships and Related Transactions

      Since January 1, 2003, the Company has not engaged in any transactions with any director or officer of the Company or any security holder holding more than 5% of the Company’s Common Stock or any affiliate of them or the Company, except as described below:

      Under a Recognition and Incentive Agreement (as amended, the “Baichwal Agreement”) with Anand Baichwal, the Company’s Senior Vice President of Research and New Technology Development and Chief Scientific Officer, the Company is obligated to pay to Dr. Baichwal on an annual basis in arrears (i) one-half of one percent of the Company’s Net Sales (as defined in the Baichwal Agreement) of TIMERx® Material (as defined in the Baichwal Agreement) to third parties, (ii) one-half of one percent of royalties received by the Company under licenses, collaborations or other exploitation agreements with third parties with respect to the sale, license, use or exploitation by such third parties of products based on or incorporating the TIMERx® Material, and (iii) one-half of one percent of payments made in lieu of such Net Sales or royalties and received by the Company. Such payments cease in the event that Dr. Baichwal’s employment is terminated for cause. The Baichwal Agreement also contains non-competition and non-solicitation provisions that expire two years after the termination of Dr. Baichwal’s employment. In February 2004, the Company paid Dr. Baichwal $23,141 under the Baichwal Agreement in connection with amounts earned for 2003.

      Under a Royalty Agreement with John N. Staniforth (the “Staniforth Agreement”), a member of the Company’s Board of Directors, the Company is obligated to pay Dr. Staniforth on an annual basis in arrears one-half of one percent of the Company’s Net Sales (as defined in the Staniforth Agreement) of TIMERx® Material (as defined in the Staniforth Agreement) related to the products covered by the TIMERx® patents. In February 2004, the Company paid Dr. Staniforth $23,141 in royalties for Net Sales in 2003 related to the products covered by the TIMERx® patents.

      Prior to February 27, 2003 the Company was also obligated to pay royalties to Dr. Staniforth on products covered by Prosolv patents. In connection with the Company’s sale of its excipient business, the Company entered into an agreement on March 12, 2003 with Dr. Staniforth terminating the royalty payments due under the Staniforth Agreement related to products covered by the ProSolv patents and sold on or after February 27, 2003. In consideration for Dr. Staniforth terminating the Company’s obligation to make Prosolv royalty payments, the Company paid Dr. Staniforth $50,000 and issued to Dr. Staniforth 4,621 shares of the

Company’s Common Stock under the 1997 Equity Incentive Plan, which shares were valued at $50,000 based on the average of the high and low trading price of the Company’s Common Stock on March 12, 2003. In February 2004, the Company paid Dr. Staniforth $6,165 in royalties for Net Sales in 2003 prior to the February 27, 2003 termination date, related to the products covered by the Prosolv patents under the Staniforth Agreement.

      Dr. Staniforth also has an annual consulting agreement with the Company for which he is paid $80,000 per year, payable in quarterly payments. The consulting agreement is automatically renewed each year and is cancelable by either the Company or Dr. Staniforth upon thirty days’ prior notice. Any invention that results from this consulting agreement is legally owned by Penwest. Dr. Staniforth also serves on the Scientific Advisory Board of the Company and is paid $1,500 for each meeting attended.

      Stephen J. Berté, Jr., the Company’s former Senior Vice-President and General Manager, Excipient Business, was hired by Josef Rettenmaier Holding GmbH & Co. KG in connection with Rettenmaier’s purchase of the Company’s excipient business in 2003. In connection with the sale of the excipient business, the Company agreed to pay Mr. Berté a retention bonus of $92,500 if he remained employed with Rettenmaier for at least six months after the closing or was discharged without cause within six months after the closing. The Company made this payment in August 2003. In addition, options to purchase 39,250 shares of the Company’s Common Stock held by Mr. Berté that were not then exercisable, became immediately exercisable upon the closing of the sale of the excipient business.

Section 16(a) Beneficial Ownership Reporting Compliance

      The federal securities laws require the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company.

      To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, all of the Company’s directors, executive officers and greater-than-10% beneficial owners made all required filings on a timely basis during 2003, except for Mr. Freiman who had two late Form 4 filings, one for a transaction that occurred in January and one for a transaction that occurred in May, Mr. Henel who had one late Form 4 filing for one transaction that occurred in January, Mr. Hennessey who had two late Form 4 filings, one for a transaction that occurred in January and one for a transaction that occurred in April, Dr. Goyan who had three late Form 4 filings, one for a transaction that occurred in January, one for a transaction that occurred in April and one for a transaction that occurred in July, Dr. Staniforth who had two late Form 4 filings, one for a transaction that occurred in January and one for a transaction that occurred in April, and Ms. VanLent who had two late Form 4 filings, one for a transaction that occurred in January and one for a transaction that occurred in April.

Securities Authorized for Issuance Under the Equity Compensation Plans

      The following table provides information as of December 31, 2003 about the Company’s Common Stock that may be issued upon exercise of options, warrants and rights under all of the Company’s equity compensation plans, which consist of the 1997 Equity Incentive Plan, 1998 Spin-Off Plan and Employee Stock Purchase Plan, as of December 31, 2003.

Equity Compensation Plan Information

	(a)	(b)	(c)
			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))

Equity compensation plans approved by shareholders	2,436,800	$10.06	987,876
Equity compensation plans not approved by shareholders	0	0	0

Total	2,436,800	$10.06	987,876

Report of the Audit Committee of the Board of Directors

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 with management and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees). In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of providing nonaudit services with the auditors’ independence.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Company’s Board of Directors have also recommended that the shareholders ratify the Audit Committee’s appointment of the Company’s independent auditors.

By the Audit Committee of the Board of Directors of
Penwest Pharmaceuticals Co.

Anne M. VanLent, Chair
Rolf H. Henel
Paul E. Freiman

Stock Performance Graph

      The following graph compares the Company’s cumulative total shareholder return on its Common Stock from January 1, 1999 through December 31, 2003 with the cumulative total return on (a) the Nasdaq Market Index, U.S. companies (“Nasdaq U.S.”) and (b) the Nasdaq Pharmaceutical Index (“Nasdaq-Pharmaceutical”). The graph assumes that $100 was invested on January 1, 1999 in the Company’s Common Stock and in the stated indices. The comparison assumes that all dividends are reinvested.

PROPOSAL 2 — AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

      In April 2004, the Board of Directors unanimously voted to recommend to the shareholders that the Company’s Articles of Incorporation be amended to increase the number of authorized shares of Common Stock by 30,360,000 to 60,000,000. The proposed amendment to the Articles of Incorporation is attached to this Proxy Statement as Exhibit B.

      In 1997, the Company effected a 0.76-for-1 reverse split of its outstanding shares of Common Stock. Prior to the effectiveness of the reverse stock split, the Company’s Articles of Incorporation authorized a total of 39,000,000 shares of Common Stock. The reverse split was effected by means of an amendment to the Articles of Incorporation that left the number of authorized shares of Common Stock at 39,000,000. Consequently, following the effectiveness of the reverse stock split, the Company continued to report that it had 39,000,000 shares of Common Stock authorized for issuance. The Company now understands that, under an interpretation of the Washington Business Corporation Act, the number of shares of Common Stock authorized under the Articles of Incorporation may have been required to be adjusted in the same proportion (0.76-for-1) as the reverse split of the outstanding shares of Common Stock. Based on this interpretation, the Company reported in its Annual Report on Form 10-K for the year ended December 31, 2003, which is included in the enclosed Annual Report to Shareholders, that 29,640,000 shares of Common Stock are currently authorized for issuance.

      As of February 29, 2004, there were a total of 21,787,199 shares of Common Stock outstanding or reserved for issuance as follows:

•	18,446,648 shares of Common Stock outstanding; and

•	3,340,551 shares reserved for issuance under the Company’s equity incentive plans.

      The Board believes that the authorization of additional shares of Common Stock is necessary to provide the Company with the flexibility to issue shares of Common Stock in connection with possible future financings, joint ventures, acquisitions, stock incentive plans and other general corporate purposes. The Company does not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of Common Stock that would be authorized if this proposal is approved. If the amendment is adopted by the shareholders, the Board will have authority to issue these additional shares of Common Stock without the necessity of further shareholder action. Holders of the Common Stock have no preemptive rights with respect to any shares that may be issued in the future.

      Under Washington law, shareholders are not entitled to dissenter’s rights with respect to the proposed amendment to the Articles of Incorporation.

      The Board of Directors believes that increasing the number of shares of Common Stock authorized for issuance under the Articles of Incorporation is in the best interests of the Company and its shareholders and therefore recommends that shareholders vote for the approval of this amendment.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

      The Audit Committee has appointed the firm of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2004. Ernst & Young has been the Company’s independent auditors since the Company’s inception. Although shareholder approval of the appointment of Ernst & Young is not required by law, the Board of Directors believes that it is advisable to give shareholders an opportunity to ratify this appointment. If this proposal is not approved at the meeting, the Audit Committee will reconsider this appointment. The Board of Directors recommends a vote in favor of the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2004.

      Representatives of Ernst & Young are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

Independent Auditors Fees and Other Matters

      The aggregate fees billed to the Company for professional services rendered by Ernst & Young LLP for 2003 and 2002 were as follows:

Fee Category	2003	2002

Audit Fees(1)	$216,000	$263,000
Audit-Related Fees(2)	88,000	255,000
Tax Fees(3)	80,000	145,000
All Other Fees(4)	1,500	1,500

Total Fees	$385,500	$664,500

      (1) Audit Fees — Audit fees principally include fees associated with the annual audit, reviews of financial statements included in the Company’s quarterly reports on Form 10-Q, procedures performed in connection with SEC registration statements and other filings and statutory audits required internationally in 2002.

      (2) Audit-Related Fees — Audit-related fees principally include fees for assistance related to the proxy statement filed by the Company in 2002 in connection with the sale of the excipients business, audits of the Company’s retirement plan and general assistance with implementation of the requirements of SEC rules pursuant to the Sarbanes-Oxley Act of 2002.

      (3) Tax Fees — Tax fees principally include fees for tax compliance, tax advice and tax planning.

      (4) All Other Fees — All other fees related to a subscription to the Ernst & Young Global Accounting and Auditing Information Tool.

Pre-Approval Policy and Procedures

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent auditors. This policy generally provides that the Company will not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

      The Audit Committee has also delegated to the Chair of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent auditors. Any approval of services by the Chair of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Under Rule 14a-8(e)(2) of the Securities and Exchange Commission, shareholder proposals intended for inclusion in next year’s proxy statement must be directed to the Corporate Secretary at Penwest Pharmaceuticals Co., 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810-5120, and must be received by December 27, 2004. If the Company does not receive shareholder proposals by this date, the Board of Directors retains discretionary authority to vote proxies it receives.

      If a shareholder of the Company wishes to present a proposal before the 2005 Annual Meeting but has not complied with the requirements for inclusion of such proposal in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, such shareholder must give written notice of such proposal to the Secretary of the Company at the principal offices of the Company not less than 60 days nor more than 90 days prior to the 2005 Annual Meeting. Notwithstanding the foregoing, if the Company provides less than 70 days notice or prior public disclosure of the date of the meeting to the shareholders, notice by the shareholders must be received by the Secretary no later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. If a shareholder who wished to present a proposal fails to notify the Company by this date, the holders of the proxies that management solicits for that meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before that meeting. If a shareholder makes timely notification, the holders of the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules.

COMMUNICATING WITH THE DIRECTORS

      The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. The lead director is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the other directors as he or she considers appropriate.

      Under procedures approved by the Board, including a majority of the independent directors, communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead director considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

      Shareholders who wish to send communications on any topic to the Board should address such communications to Board of Directors, c/o Corporate Secretary, Penwest Pharmaceuticals Co., 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810-5120.

SOLICITATION OF PROXIES

      The proxy card accompanying this proxy statement is solicited by the Board of Directors. Proxies may be solicited by officers, directors and other employees of the Company, none of whom will receive any additional compensation for their services. The Company reserves the right to retain other outside agencies for the purpose of soliciting proxies. Solicitations of proxies may be made personally, or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. All costs of soliciting proxies will be paid by the Company.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Penwest Pharmaceuticals Co., 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810-5120, Attention: Corporate Secretary, (877) 736-9378. If you would like to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

      The Company is not aware of any other business to be acted upon at the meeting. If other business requiring a vote of the shareholders should come before the meeting, the holders of the proxies will vote in accordance with their best judgment.

Exhibit A

PENWEST PHARMACEUTICALS CO.

Audit Committee Charter

Adopted February 11, 2004

A.     Purpose

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

B.     Structure and Membership

      1.     Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2.     Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Audit Committee will monitor its members throughout the year to confirm that they remain independent as required by the NASDAQ rules. The Audit Committee will also consider whether any members of the Audit Committee have relationships with the Company that may create the appearance of a lack of independence, even though such relationships do not technically disqualify the person from being independent.

      3.     Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

      4.     Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5.     Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6.     Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.     Authority and Responsibilities

General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

     Oversight of Independent Auditors

      1.     Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek shareholder ratification of the independent auditor it appoints.

      2.     Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall also confirm (a) the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act and (b) that the Chief Executive Officer, the Chief Financial Officer and the Controller were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act.

      3.     Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4.     Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5.     Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

—	critical accounting policies and practices;

—	alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

—	other material written communications between the independent auditor and Company management.

      The Audit Committee shall also review with the independent auditor the following:

—	any audit problems or difficulties the independent auditor encountered in the course of the audit work and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information and any significant disagreements with management;

—	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

—	any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise);

—	any “management” or “internal control” letter issued, proposed to be issued, by the independent auditor to the Company;

—	accounting for unusual transactions; and

—	adjustments arising from audits that could have a significant impact on the Company’s financial reporting process.

      6.     Significant Issues; Disagreements. The Audit Committee shall instruct the independent auditor and the senior financial management (including the Chief Financial Officer and Controller) that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. If the Chair is contacted about such an issue, he or she should confer with the independent auditor about the issue and decide whether it is necessary to contact the other members of the Audit Committee prior to the next scheduled meeting of the Committee.

      7.     Government Correspondence; Published Reports. The Audit Committee shall discuss with management and the independent auditor (a) any recent SEC comments on the Company’s SEC reports that relate to the Company’s financial statements or the Company’s disclosure of financial information, including any resolved or future-compliance comments, and (b) any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Audited Financial Statements

      8.     Pre-Audit Meeting. Prior to any audit of the Company’s financial statements, the Audit Committee shall meet with senior financial management and the independent auditor prior to each audit to discuss the planning and staffing of the audit and any issues anticipated to arise from the audit.

      9.     Review and Discussion. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

      10.     Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

      11.     Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

Review of Other Financial Disclosures

      12.     Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

      13.     Other Financial Information. The Audit Committee shall discuss generally the financial information to be disclosed in the Company’s earnings press releases and in other public disclosures

      14.     Quarterly Reports. Members of the Audit Committee should review the Company’s unaudited financial statements to be included in the Company’s Quarterly Reports on Form 10-Q prior to filing, including in particular the financial statements and other financial disclosure contained therein.

Controls and Procedures

      15.     Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Rule 13a-14 of the Exchange Act.

      16.     Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      17.     Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      18.     Risk Management. The Audit Committee will be responsible for reviewing the business insurance coverage of the Company on a periodic basis.

      19.     Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.     Procedures and Administration

      1.     Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically (i) meet separately with the independent auditor and (ii) Company’s management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate. These records shall include minutes of the Audit Committee’s meetings that accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.

      2.     Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3.     Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4.     Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5.     Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6.     Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7.     Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

      8.     Self-Evaluation. The Audit Committee shall annually evaluate its own performance.

E.     Qualified Legal Compliance Committee

Purpose

      The Audit Committee shall serve as the “Qualified Legal Compliance Committee” of the Company in accordance with the rules and regulations promulgated under Section 307 of the Sarbanes Oxley Act of 2002 and adopted as Part 205 of the Securities and Exchange Commission’s rules and regulations (the “Rules”). The purpose of the QLCC is to receive, review, investigate and respond to reports from attorneys (both in-house and law firm counsel) reporting evidence of a material violation in accordance with the Rules.

Authority and Responsibilities

      In connection with its role as the Company’s Qualified Legal Compliance Committee, the Committee shall have the following authority and responsibilities.

      9.     Inform the Company’s chief executive officer of any report of “evidence of a material violation” as defined by the Rules.

      10.     Determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to:

(A) Notify the full board of directors of the Company;

(B) Initiate an investigation, to be conducted by outside attorneys; and

(C) Retain such additional expert personnel as the Audit Committee deems necessary.

      11.     At the conclusion of any such investigation:

(A) Recommend, by majority vote, that the Company implement an appropriate response to evidence of a material violation; and

(B) Inform the chief executive officer and the board of directors of the results of any such investigation under this section and the appropriate remedial measures to be adopted.

      12.     Take all other appropriate action, including notifying the Securities and Exchange Commission in the event that the Company fails in any material respect to implement an appropriate response that the Audit Committee has recommended the Company to take.

      13.     Establish written procedures for the confidential receipt, retention and consideration of reports regarding potential material violations.

Exhibit B

ARTICLES OF AMENDMENT

OF
PENWEST PHARMACEUTICALS CO.

      The following Articles of Amendment are executed by the undersigned, a Washington corporation:

1. The name of the corporation is Penwest Pharmaceuticals Co.

2. The Amended and Restated Articles of Incorporation, as amended, of the corporation are amended as follows:

                The first paragraph of Article 4 (Shares) is amended to read as follows:

“The total number of shares of stock which the corporation has authority to issue is 61,000,000 shares, consisting of 60,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share.”

3. The date of the adoption of the amendment by the shareholders of the corporation is , 2004. The amendment was duly approved by the shareholders of the corporation in accordance with the provisions of RCW 23B.10.030 and RCW 23B.10.040.

PENWEST PHARMACEUTICALS CO.

By

[Name, title]

Dated:                     , 2004

B-1

PROXY

For the Annual Meeting of the Shareholders of

Penwest Pharmaceuticals Co.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, revoking all prior proxies, hereby appoint(s) Tod R. Hamachek and Jennifer L. Good, and each of them, as proxies of the undersigned (with full power of substitution in them and each of them) to attend and represent the undersigned at the Annual Meeting of Shareholders of Penwest Pharmaceuticals Co. (the “Company”) to be held at 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810 on June 2, 2004, at 11:00 a.m., and any adjourned sessions thereof, and there to act and vote as indicated, upon all matters referred to on the reverse side and described in the proxy statement relating to the meeting, all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present at the meeting and at any adjourned sessions thereof. Each of the following matters is being proposed by the Board of Directors of the Company. All capitalized terms used in this proxy and not defined herein shall have the meaning ascribed them in the proxy statement relating to the meeting.

     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

(Continued and to be signed on the reverse side]

Address Change/Comments (Mark the corresponding box on the reverse side)

- FOLD AND DETACH HERE -

This proxy will be voted in accordance with any directions herein given. If no direction is given, this proxy will be voted for the director nominees and for proposals 2 and 3.

1.	Election of Directors: 01 Paul E. Freiman and 02 Rolf H. Henel

FOR all nominees listed above (except as provided to the right)	WITHHOLD AUTHORITY to vote for all nominees listed	To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided.

☐	☐

2.	Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation increasing the number of authorized shares of Common Stock to 60,000,000.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	Ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the current fiscal year.

FOR	AGAINST	ABSTAIN

☐	☐	☐

I plan to attend the meeting.	☐

Date	, 2004

Signature

Signature (if held jointly)

Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereof the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

IMPORTANT — PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

- FOLD AND DETACH HERE -

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail

http://www.eproxy.com/ppco.	OR	1-800-435-6710	OR

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K and Proxy Statement on the Internet at: http://www.penwest.com